Exhibit 10.23

REGISTRATION RIGHTS AGREEMENT FOR INVESTORS

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June 17, 2013, by and among Resonant Inc., a Delaware corporation (“Company”), and the persons listed on Schedule A hereto, referred to individually as a “Holder” and collectively as the “Holders”.

A.                                 In connection with the Securities Purchase Agreement by and among the parties hereto, dated as of June 17, 2013 (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell the Notes (as defined in the Securities Purchase Agreement) to the Holders, which Notes will be convertible into Conversion Shares (as defined in the Securities Purchase Agreement) in accordance with the terms of the Notes.

B.                                  To induce the Holders of the Notes to consummate the transactions contemplated by the Securities Purchase Agreement, the Company has agreed to provide to the Holders, and their assignees or successors in interest, certain rights for the registration for resale of the Conversion Shares by means of a Registration Statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws, pursuant to the terms of this registration rights agreement (“Agreement”).  Such Conversion Shares acquired by the Holders and their assignees or successors in interest, are referred to collectively as the “Registrable Securities”.

C.                                  Unless otherwise provided in this Agreement, capitalized terms used herein shall have the respective meanings set forth in Section 13 hereof.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

1.                                    Registration.

(a)                               Piggyback Registrations Rights.  If, at any time after the Company shall become subject to the periodic reporting obligations (“Reporting Company”) under the Securities and Exchange Act of 1934, as amended (“1934 Act”) through the date that is five years after the Company became such a Reporting Company, there is not an effective Registration Statement covering the Registrable Securities, and the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8, each as promulgated under the Securities Act, or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) then the Company shall send to the Holders a written notice of such determination at least twenty (20) days prior to the filing of any such Registration Statement and shall include in such Registration Statement all Registrable Securities for resale and offer on a continuous basis pursuant to Rule 415; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration,

(ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities, (iii) each Holder is subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information he, she or it obtains, (iv) each Holder or assignee or successor in interest is subject to all applicable laws relating to insider trading or similar restrictions; and (v) if all of the Registrable Securities of the Holders cannot be so included due to Commission Comments, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of  securities covered by such Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

(b)                              Initial Registration Statement.  The Company shall be required to include all Registrable Securities for resale and offer on a continuous basis pursuant to Rule 415 in the first Registration Statement filed after the date that it becomes subject to the reporting obligations of registered companies under the 1934 Act (“Initial Registration Statement”); provided, however, that if all of the Registrable Securities of the Holders cannot be so included due to Commission Comments, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of securities covered by the Initial Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

(c)                               Cutback Provisions.  In the event all of the Registrable Securities cannot be included in a Registration Statement due to Commission Comments or underwriter cutbacks, the Company and the Holders agree that securities shall be removed from such Registration Statement in the following order until no further removal is required by Commission Comments or underwriter cutbacks:

(i)                                  First, any securities held by any former employee, consultant or affiliate  of the Company shall be removed, pro rata based on the number of securities being registered for such former employees, consultants or affiliates held by all of the former employees of the Company and any of their affiliates and successors in interest, whether pursuant to agreement or otherwise and any other person with any registration rights outstanding on the date hereof;

(ii)                              Second, the securities held by MDB Capital Group LLC and its members and affiliates, if any, obtained solely by reason of providing services to the Company, which are being registered pursuant to any registration rights agreement or otherwise for clarity, any securities held by MDB Capital Group LLC or its affiliates which were acquired upon payment of a purchase price in cash or property will not be subject to this provision (c)(ii); and

(iii)                          Third, the Registrable Securities held by the Holders shall be removed, pro rata based on the number of Registrable Securities held by the Holders being registered, unless there are securities of other security holders included on the registration statement other than those specified in Sections 1(c)(ii) and (iii) above, in which case the Holders and the other security holders will have their respective securities being registered removed on a pro rata basis as if one group, based on the number of shares of Common Stock being requested and the number of shares of Common Stock that may be included on the registration statement.

(d)                              Mandatory Registrations.  In the event all of the Registrable Securities of the Holders are not included in a Registration Statement due to Commission Comments or underwriter cutbacks, the Company shall use commercially reasonable efforts to prepare and file an additional Registration Statement (the “Follow-up Registration Statement”) with the Commission within sixty (60) days following the effectiveness of the previously filed Registration Statement; provided, however, that the time period for filing the Follow-up Registration shall be extended to the extent that the Commission publishes written Commission Guidance or the Company receives written Commission Guidance which provides for a longer period before a Follow-up Registration Statement may be filed.   The Follow-up Registration Statement shall cover the resale of all of the Registrable Securities that were excluded from any previously filed Registration Statement.  In the event that all of the Registrable Securities have not been registered in a Registration Statement after the Follow-up Registration Statement has been declared effective, the Company shall use commercially reasonable efforts thereafter to register any remaining unregistered Registrable Securities, subject to the provisions of Section 1(e) hereof.

(e)                               Filing; Content.  Each Registration Statement, including the Initial or Follow-up Registration Statement, required hereunder shall contain the Plan of Distribution substantially similar to that attached hereto as Schedule B (which may be modified to respond to comments, if any, received from the Commission).  The Company shall cause any Registration Statement filed under this Section 1, including the Initial and Follow-up Registration Statement, to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) one year after its Effective Date (provided, however, the one year period shall be extended for any Grace Period), (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders pursuant to Rule 144  without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder (“Effectiveness Period”). By 5:00 p.m. (New York City time) on the business day immediately following the Effective Date of a Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(f)                                Termination of Registration Rights.  The registration rights afforded to the Holders under this Section 1 shall terminate on the earliest date when all Registrable Securities of the Holders either: (i) have been publicly sold by the Holders pursuant to a Registration Statement, (ii) have been covered by an effective Registration Statement which has been effective for an aggregate period of twenty four (24) months (whether or not consecutive), provided, however, the time period shall be calculated so as to exclude any Grace Period, or (iii) may be sold by the Holders pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders.

2.                                    Demand Registration Rights.

(a)                               Demand Right.  Commencing on the date that is three (3) months after date on which the Company becomes a Reporting Company, the Holders as a group representing at least 50% of the Registrable Securities (a “Requesting Group”) shall have a separate one-time right, by written notice to the Company, signed by such Holders (the “Demand Notice”), to request the Company to register for resale all Registrable Securities included by the Requesting Group in the Demand Notice under and in accordance with the provisions of the Securities Act by filing with the Commission a Registration Statement covering the resale of such Registrable Securities (the “Demand Registration Statement”).  A copy of the Demand Notice also shall be provided by the Requesting Group to each of the other Holders, the failure of which, however, shall not in any way affect the rights of the Requesting Group pursuant to this Section 2(a).  The Demand Registration Statement required hereunder shall be on any form of registration statement then available for the registration of the Registrable Securities.  The Company will use its commercially reasonable efforts to file the Demand Registration Statement within 45 days of the receipt of the Demand Notice, provided if the Demand Notice is given within the 45 days after the prior fiscal year end, then the Company will use its reasonably commercial efforts to file the Demand Registration Statement within 90 days of the fiscal year end of the Company.  The Company shall use its commercially reasonable efforts to cause the Demand Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall keep the Demand Registration Statement continuously effective under the Securities Act until the earlier of (i) the date when all Registrable Securities have been sold pursuant to the Demand Registration Statement or an exemption from the registration requirements of the Securities Act; (ii) the date that the Holders can sell all of their Registrable Securities, pursuant to Rule 144; and (iii) two (2) years from the effective date of the Registration Statement.

(b)                              Inclusion of Other Registrable Shares and Cutback Provisions.  The Company may include, pursuant to the piggyback registration rights granted under this Agreement, the Registrable Shares of the other Holders subject to the provision of Section 1(c) hereof, except that under Section 1(c)(iii) , there will be no cutback of the Registrable Securities of the Requesting Group until the Holders who are included pursuant to the piggyback registration rights have been removed, and thereafter if any further Registrable Securities have to be removed then those of the Requesting Group will be removed pro rata. Notwithstanding the foregoing, if any other securities of any person other than the Holders or the Requesting Group are included on the Demand Registration Statement, such securities will be removed, if required pursuant to Commission Comments, after removal of the securities indicated in Section 1(c)(i) and before the securities indicated in Section 1(c)(ii), as such persons decide among themselves, and if there is no agreement at to such removal provided to the Company within a reasonable time, time being of the essence, then all the such securities will be removed.

3.                                    Registration Procedures. Whenever any Registrable Securities are to be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall have the following obligations:

(a)                               The Company shall prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective.

(b)                              The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Effectiveness Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of the Company filing a report on Forms 10-K, 10-Q or Current Report on Form 8-K, or any analogous report under the Securities Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Securities Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)                               The Company shall furnish to each Holder of Registrable Securities in any Registration Statement, without charge,  (i) promptly after the same is prepared and filed with the Commission at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by such seller, all exhibits and each preliminary Prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such seller may reasonably request), and (iii) such other documents, including copies of any preliminary or final Prospectus, as such seller may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such seller; provided, however that the Company shall not be required to furnish any document (other than a preliminary or final Prospectus) to a Holder to the extent such document is available on the Commission’s Electronic Data Gathering and Retrieval System.

(d)                              The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by any seller of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

(e)                               The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holder of any Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f)                                The Company shall notify each Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to such Holder (or such other number of copies as such Holder may reasonably request).

(g)                               The Company shall promptly notify each Holder in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to such Holder by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(h)                              If any Holder is required under applicable securities laws to be described in a Registration Statement as an underwriter, at the reasonable request of such Holder, the Company shall furnish to such Holder, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as such Holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Holder, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Holder.

(i)                                  If any Holder is required under applicable securities laws to be described in a Registration Statement as an underwriter, then at the request of such Holder in connection with such Holder’s due diligence requirements, the Company shall make available for inspection by (i) such Holder, (ii) such Holder’s legal counsel, and (iii) one firm of accountants or other agents retained by such Holder (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge.  Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow, and reasonably cooperate with, the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or in any other confidentiality agreement between the Company and any Holder) shall be deemed to limit any Holder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)                                  The Company shall hold in confidence and not make any disclosure of information concerning the Holders provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning any Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow, and reasonably cooperate with, such Holder, at such Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)                              The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on any one of the different levels of the

The NASDAQ Stock Market, or (iii) if, despite the Company’s best efforts to satisfy, the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on the Over-the-Counter Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as such with respect to such Registrable Securities.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

(l)                                  The Company shall cooperate with each Holder who holds Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as such Holder may reasonably request and registered in such names as such Holder may request.

(m)                          If requested by the Holders, the Company shall (i) as soon as practicable incorporate in a Prospectus supplement or post-effective amendment such information as the Holders reasonably request to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such Prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by the Holders holding any Registrable Securities.

(n)                              The Company shall use its reasonable commercial efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o)                              The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

(p)                              The Company shall otherwise use its reasonable commercial efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(q)                              Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to each Holder whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A and the Irrevocable Transfer Agent Instructions in the form attached hereto as Exhibit B.

(r)                                 Notwithstanding anything to the contrary herein, at any time after the Effective Date of a Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify each Holder in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to such Holder) and the date on which the Grace Period will begin, and (ii) notify each Holder in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed sixty (60) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of one hundred twenty (120) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of any Holder in connection with any sale of Registrable Securities with respect to which such Holder has entered into a contract for sale, and delivered a copy of the Prospectus included as part of the applicable Registration Statement (unless an exemption from such Prospectus delivery requirements exists), prior to such Holder’s receipt of the notice of a Grace Period and for which such Holder has not yet settled.

(s)                                In the event the number of shares available under any Registration Statement filed pursuant to this agreement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or a Holder’s allocated portion of the Registrable Securities pursuant to Sections 1(c) or 2(b), the Company shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the required number of Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises (but taking account of any SEC Staff position with respect to the date on which the Staff will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the SEC). The Company shall use its commercially reasonable efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the applicable Registration Statement is less than the product determined by multiplying (i) the Registrable Securities as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on conversion of the Notes (and such calculation shall assume that the Notes are then fully convertible into shares of Common Stock at the then-prevailing applicable Conversion Price).

(t)                                  Notwithstanding the obligations to register the Registrable Securities under Sections 1 and 2 above, if the Company furnishes to Holders requesting a registration pursuant to this Agreement a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than forty-five (45) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period.

4.                                    Obligations of the Holders.

(a)                               At least five (5) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Holders in writing of the information the Company requires from each Holder if the Holder’s Registrable Securities are to be included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of each Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)                              Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

(c)                               Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Sections 3(e) or 3(f) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of any Holder in connection with any sale of Registrable Securities with respect to which such Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f) and for which such Holder has not yet settled.

(d)                              Each Holder covenants and agrees that it will comply with the Prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to a Registration Statement.

5.                                    Registration Expenses.  All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts, commissions and placement agent fees) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company.  Further, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

6.                                    Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)                               To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act or the Securities Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):  (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such Prospectus was timely made available by the Company pursuant to Section 3(c) and (ii) shall not be available to the extent such Claim is based on a failure of any Holder to deliver or to cause to be delivered the Prospectus made available by the Company, including a corrected Prospectus, if such Prospectus or corrected Prospectus was timely made available by the Company pursuant to Section 3(c); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any Holder pursuant to Section 10.

(b)                              In connection with any Registration Statement in which any Holder is participating, each Holder, severally and not jointly, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Securities Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act or the Securities Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Holder will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld or delayed; provided, further, however, that such Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Holder pursuant to Section 10.

(c)                               Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this

Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)                              The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)                               The indemnity agreements contained herein shall be in addition to  (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.                                    Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:  (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement

8.                                    [Reserved]

9.                                    Reports under Securities Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration, once the Company becomes a Reporting Company, the Company shall use its reasonable commercial efforts to continue to be a Reporting Company for five years and further the Company agrees to:

(a)                               make and keep public information available, as those terms are understood and defined in Rule 144;

(b)                              file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)                               furnish to the Holder so long as the Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Securities Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

10.                            Assignment of Registration Rights.  The rights under this Agreement shall be automatically assignable by each Holder to any transferee of all or any portion (but not less than 1,000 shares or the equivalent thereof) of such Holder’s Registrable Securities if:  (i) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is or might be restricted under the Securities Act and applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

11.                            Subsequent Registration Rights.  The Company agrees that after the date hereof and excluding any registration rights agreement with MDB Capital Group LLC or its members and affiliates, it will not, without obtaining the prior written consent of the Holders, grant to any person any registration right or proceed to register any securities of any person unless it provides in such agreement or registration that any securities being registered under such agreement or registration will be subject to the cutback provisions of this Agreement as provided in Section 1(c), so long as in the case of Section 1(c) such subsequent holders of registration rights will be treated in the same manner as the Holders, on a pro rata basis, and Section 2(b) where they will be removed only prior to the Holders making the registration statement demand.

12.                            Amendment of Registration Rights.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Requisite Holders (as that term is defined in the Notes); provided, however, that no such amendment or waiver may treat one Holder more adversely than any other Holder without the consent of such adversely treated Holder and provided, further, that no such amendment or waiver may treat one Holder more beneficially than any other Holder.

13.                            Definitions.

(a)                               “Commission” means the Securities and Exchange Commission.

(b)                              “Commission Comments” means written comments pertaining solely to Rule 415 which are received by the Company from the Commission, and a copy of which shall have been provided by the Company to the Holders, to a filed Registration Statement which limit the amount of shares which may be included therein to a number of shares which is less than such amount sought to be included thereon as filed with the Commission.

(c)                               “Commission Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, and (ii) the Securities Act.

(d)                              “Common Stock” means the common stock, $0.001 par value per share, of the Company.

(e)                               “Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

(f)                                “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(g)                               “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(h)                              “Registrable Securities” means (i) the maximum number of Conversion Shares issuable to the Holder or its assignees or successor in interest and (ii) any other shares of Common Stock or any other securities issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

(i)                                  “Registration Statement” means any registration statement (including, without limitation, the Initial Registration Statement and the Follow-up Registration Statement) required to be filed hereunder (which, at the Company’s option, may be an existing registration statement of the Company previously filed with the Commission, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registration Statement.

(j)                                  “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration.

(k)                              “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(l)                                  “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(m)                          “Securities Act” means the Securities Act of 1933, as amended from time to time.

(n)                              “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

14.                            Miscellaneous.

(a)                               A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

(b)                              Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Resonant Inc.

460 Ward Drive, Suite D

Santa Barbara CA 93111

Facsimile: NONE

E-mail: tlingren@resonantwireless.com
Attention: Chief Executive Officer

With copies (for informational purposes only) to:

460 Ward Drive, Suite D

Santa Barbara, CA 93111

Fax Number None

E-mail: dchristopher@resonantwireless.com
Attention: General Counsel; and

GTC Law Group CA LLP & Affiliates

Attention: Adam M. Klotz

Fax Number: (310) 496-1251

E-mail: aklotz@gtclawgroup.com

If to any Holder, at the address for such Holder on the records of the Company, which may include the information on Schedule A hereto.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)                               Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)                              All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)                               This Agreement and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)                                Subject to the requirements of Section 10, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)                               The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)                              This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.  This Agreement may also be executed by electronic signature of such Person.

(i)                                  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)                                  All consents,  determinations and other actions required to be given, made or taken by the Holders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Holders holding a majority of the Registrable Securities, and shall when so given, made or taken be binding upon all of the Holders .

(k)                              The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l)                                  This Agreement is intended for the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m)                          The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no provision of this Agreement is intended to confer any obligations on a Holder vis-à-vis any other Holder.  Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(n)                              Currency.  As used herein, “Dollar”, “US Dollar” and “$” each mean the lawful money of the United States.

[signature pages follow immediately]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

RESONANT INC.

By:	/s/ Terry Lingren
Terry Lingren, CEO

HOLDERS:	/s/ *

PRINT NAME:

SIGNATURE:

* This signature page was executed by each Holder listed on Schedule A attached hereto.

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Transfer Agent]

[Address]

Attention:

Re:                                      (“Company”)

Ladies and Gentlemen:

[We are][I am] counsel to                   , a                    corporation (the “Company”), and have represented the Company in connection with that certain Registration Rights Agreement with                            (the “Holder”) (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on                                , 200_, the Company filed a Registration Statement on Form S-[1] (File No. 333-                          ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Holder as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable under the Securities Act of 1933, as amended, by the Holder pursuant to the Registration Statement, so long as such Registration Statement remains in effect and has not been suspended.  You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated                       , 200  .

Very truly yours,

EXHIBIT B

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                   , 2013

[Addressed to Transfer Agent]

Attention:         [                                 ]

Ladies and Gentlemen:

Reference is made to that certain Registration Rights Agreement, dated as of                             , 2013 (the “Agreement”), by and among                      , a                       corporation (the “Company”), and                                            (the “Holder”), pursuant to which the Company is obligated to register the Holders shares (the “Common Shares”) of Common Stock of the Company, par value $           per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon transfer or resale of the Common Shares.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Common Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) sales of the Common Shares may be made in conformity with Rule 144 under the 1933 Act (“Rule 144”), (b) if applicable, a copy of such registration statement, and (c) notice from legal counsel to the Company or any Holder that a transfer of Common Shares has been effected either pursuant to the registration statement (and a prospectus delivered to the transferee) or pursuant to Rule 144, then as promptly as practicable, you shall issue the certificates representing the Common Shares registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Common Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Common Shares and are not registered for resale under the 1933 Act or able to be sold under Rule 144, then the certificates for such Common Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID

ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Common Shares has been declared effective by the SEC under the 1933 Act is attached hereto.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.  Should you have any questions concerning this matter, please contact me at                     .

Very truly yours,

(“Company”)

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO

this day of , 2013

[TRANSFER AGENT]

By:
Name:
Title:

Enclosures

Copy: Holder

SCHEDULE A

LIST OF HOLDERS

1.	Aaron A Grunfeld
2.	The Law Offices of Aaron A Grunfeld and Associates Defined Benefit Pension Plan
3.	Allen Estrin
4.	Andrew and Brittany Boll
5.	Kingdom Trust Company, Custodian, FBO Ankur Desai, Account Number 8909327625
6.	Benjamin King
7.	Benjamin L. Padnos
8.	Jeffrey & Margaret Padnos 2010 Generation Trust FBO Rebecca Padnos
9.	Jeffrey & Margaret Padnos 2010 Generation Trust FBO Joshua Padnos
10.	Jeffrey & Margaret Padnos 2010 Generation Trust FBO Samuel Padnos
11.	Jeffrey & Margaret Padnos 2010 Generation Trust FBO Benjamin Padnos
12.	Raymond J. McCluskey
13.	William M. Noble, Jr.
14.	Equity Trust Company Custodian FBO Robert C. Clifford IRA , 1.07%, Undivided Interest
15.	1999 Clifford Family Trust DTD 12-22-1999, Robert C. Clifford and Rachel L. Clifford Co-TTEES
16.	Robert J Kammer Revocable Living Trust, Robert Kammer TTEE
17.	Caisson Breakwater Fund, LP
18.	Caisson Breakwater Fund, Ltd.
19.	Handler Revocable Trust, Brad Handler TTEE
20.	The Levy Family Trust, Brian Levy TTEE
21.	Brian Weitman
22.	Bristol Investment Fund, Ltd.
23.	Thomas Bruce Johnston
24.	Cameron Broumand
25.	Chris Achar
26.	Craig Taines
27.	Equity Trust Company Custodian FBO Daniel Landry IRA , 0.286%, Undivided Interest
28.	Daniel Padnos
29.	Shea Family Trust, Daniel Shea Trustee
30.	The Kingdom Trust Company, Custodian, FBO David V. Fox, IRA # 15003116
31.	Thiwtlig Management LLC
32.	David R. Wilmerding III
33.	The Alfie Trust D/O/E 5-10-2012
34.	BCITL Ventures, LLC
35.	Edgar D. Park
36.	Resonant Partners
37.	Eric C. Apfelbach
38.	Erick Richardson, Jr.

39.	Erick Richardson, Sr.
40.	Gary Schuman
41.	George and Ruth Brandon JTWROS
42.	John C. Goff
43.	Greg Suess
44.	Harvey Kesner
45.	R. Jay Scheideman
46.	Jay L and Teresa Wiviott Family Trust, Separate Trust Estate for Jay L Wiviott
47.	Jeffrey S Padnos and Margaret M Padnos JTWROS
48.	Jeffrey Sperbeck 2012 Revocable Trust
49.	James P. Huggins Revocable Trust DTD 9-27-2001
50.	James P. Tierney
51.	Joseph C. McNamara and RoseAnn M. McNamara Co-Trustees of the McNamara Family Trust DTD 4-3-2007
52.	John A. Elway
53.	John W. Fish Jr.
54.	Pensco Trust Company FBO John P. Francis SEP IRA
55.	Jonathan and Shani Padnos
56.	YKA Partners, LLC
57.	Causeway Bay Capital, LLC
58.	Christopher D. and Karen W. Jennings
59.	LKCM Technology Partnership, L.P.
60.	Mark L. Baum Trust DTD 5-17-2011, Mark L. Baum Trustee
61.	Matthew Hayden
62.	Bennett Living Trust, Michael Bennett Trustee
63.	Mike Moore
64.	Michael Cavalier
65.	Pierce Family Trust DTD 9-13-2000, Mitchell D. Pierce TTEE
66.	Orca Trading, LLC
67.	Park City Capital Offshore Master, Ltd.
68.	Paul Teske and Rivers A. Teske
69.	Lone Wolf Holdings LLC
70.	R & A Chade Family Trust, Richard Chade TTEE
71.	Robert Gundling
72.	RP Capital LLC
73.	Israel Living Trust, Sam Israel Trustee
74.	The Thomas B Livermore Revocable Trust The Scott H. Shadrick Revocable Trust
75.	Michael Sean Browning
76.	Sivan Padnos Caspi
77.	Gubner & Associates, A Professional Corporation
78.	Steven Rosdal

79.	Stephen M. Walker
80.	Timothy Gravely
81.	Timothy I. Rueth
82.	Thomas A. Stroup
83.	Thomas L. Wallace
84.	Wiley Mark Pickett and Joane Drake Henneberger Pickett, Trustees of the Pickett Henneberger Family Trust Dated April 24, 2013 and any amendments thereto.

SCHEDULE B

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those issuable to the selling stockholders upon conversion of the notes and exercise of the warrants. For additional information regarding the issuance of the notes and the warrants, see “Private Placement of Notes” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the notes and the warrants issued pursuant to and in connection with the Securities Purchase Agreement, and our engagement of MDB Capital Group LLC as a placement agent for the private placement and our engagement of an affiliate of MDB Capital Group LLC as a consultant in respect of our patents and intellectual property the selling stockholders have not had any material relationship with us within the past three years. [Adjust as necessary, according to the facts.]

The table below lists the selling stockholders and other information regarding the beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of the shares of common stock held by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by the selling stockholders, based on their respective ownership of shares of common stock, notes and warrants, as of               , 20   , assuming conversion of the notes and exercise of the warrants held by each such selling stockholder on that date but taking account of any limitations on conversion and exercise set forth therein.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders and does not take into account any limitations on (i) conversion of the notes set forth therein or (ii) exercise of the warrants set forth therein.

In accordance with the terms of a registration rights agreement with the holders of the notes and the warrants, this prospectus generally covers the resale of [133%] of the sum of (i) the maximum number of shares of common stock issuable upon conversion of the notes and (ii) the maximum number of shares of common stock issuable upon exercise of the warrants, in each case, determined as if the outstanding notes and warrants were converted or exercised (as the case may be) in full (without regard to any limitations on conversion or exercise contained therein) as of the trading day immediately preceding the date this registration statement was initially filed with the SEC. Because the conversion price of the notes and the exercise price of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

Under the terms of the notes, a selling stockholder may not convert the notes to the extent (but only to the extent) such selling stockholder or any of its affiliates would beneficially own a number of shares of our common stock which would exceed 4.9%. The number of shares in the second column reflects these limitations. The selling stockholders may sell all, some or none of their shares in this offering.  See “Plan of Distribution.”

	Number of Shares of	Maximum Number of	Number of Shares
	Common Stock	Shares of Common	of Common Stock
Name of Selling Stockholder	Owned Prior to	Stock to be Sold	Owned After
	Offering	Pursuant to this	Offering
Prospectus

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PLAN OF DISTRIBUTION

We are registering the shares of common stock issuable upon conversion of the notes and exercise of the warrants to permit the resale of these shares of common stock by the holders of the notes and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

•                 on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•                 in the over-the-counter market;

•                 in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•                 through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

•                 ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                 block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                 an exchange distribution in accordance with the rules of the applicable exchange;

•                 privately negotiated transactions;

•                 short sales made after the date the Registration Statement is declared effective by the SEC;

•                 broker-dealers may agree with a selling securityholder to sell a specified number of such shares at a stipulated price per share;

•                 a combination of any such methods of sale; and

•                 any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares of common stock under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this prospectus. In addition, the selling stockholders may transfer the shares of common stock by other means not described in this prospectus. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the notes, warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

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We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

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